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Exhibit 10.49

AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT

        This Amendment No. 1 to Loan and Security Agreement (this "Amendment"), dated as of July 18, 2002 is entered into with reference to the Loan and Security Agreement dated as of May 30, 2002 (as amended, supplemented or otherwise modified from time to time, the "Loan and Security Agreement") between New World Restaurant Group, Inc., as borrower ("Borrower"), and BET Associates, L.P., as lender (the "Lender"). Capitalized terms used but not defined herein are used with the meanings specified for such terms in the Loan and Security Agreement. Unless otherwise noted, all section references shall be to sections in the Loan and Security Agreement.

RECITALS

        1.     Pursuant to Section 3.2 of the Loan and Security Agreement, Borrower agreed to make several deliveries to Lender within a specified number of days after the Closing Date.

        2.     Borrower has requested that such periods be extended in accordance with the terms hereof and Lender is willing to grant such request.

        3.     Borrower and Lender have agreed to amend the Loan and Security Agreement in accordance with the terms hereof with respect to Credit Card Agreements.

        4.     Subject to the terms and conditions set forth herein, the Lender is willing to amend the Loan and Security Agreement as set forth below.

        NOW THEREFORE, in consideration of the foregoing and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1.     In Section 3.2(a) of the Loan and Security Agreement, the phrase "within 30 days after the Closing Date" is hereby deleted and replaced with the phrase "within 60 days after the Closing Date".

        2.     In each of Section 3.2(b), (f) and (h) of the Loan and Security Agreement, the phrase "within 30 days after the Closing Date" is hereby deleted and replaced with the phrase "within 75 days after the Closing Date".

        3.     In Section 3.2(d) of the Loan and Security Agreement, the phrase "within 60 days after the Closing Date" is hereby deleted and replaced with the phrase "within 75 days after the Closing Date".

        4.     Section 3.2(g) of the Loan and Security Agreement is hereby amended to read: "within 75 days after the Closing Date, deliver to Lender, Credit Card Agreements duly executed by each credit card processor, other than Network 1 Financial and American Express, in form and substance reasonably satisfactory to Lender; and".

        5.     In all respects, the terms of the Loan and Security Agreement and the other Loan Documents, in each case as amended hereby, are hereby confirmed.

        6.     For all purposes, this Amendment shall be deemed a Loan Document.

        7.     (a)    THE VALIDITY OF THIS AMENDMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                (b)    THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AMENDMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE CITY OF NEW YORK OR THE SOUTHERN DISTRICT OF NEW YORK. BORROWER AND LENDER WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF

FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 7(b).

                (c)    BORROWER AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THIS AMENDMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. BORROWER AND LENDER REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

[Signature pages to follow]

        IN WITNESS WHEREOF, Borrower and Lender have executed this Amendment as of the date first set forth above by their duly authorized representatives.

NEW WORLD RESTAURANT GROUP, INC., a Delaware corporation
By:
/s/ ANTHONY D. WEDO Name: Title:

BET ASSOCIATES, L.P., a Delaware limited liability partnership
By:
/s/ BRUCE E. TOLL Name: Title:

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  Exhibit 10.49
AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT